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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K



                                 CURRENT REPORT
                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934



      Date of Report (Date of earliest event reported): September 16, 2003



                                 ENDOCARE, INC.
             (Exact name of registrant as specified in its charter)


                                    DELAWARE
                 (State or other jurisdiction of incorporation)


        0-27212                                           33-0618093
(Commission File Number)                       (IRS Employer Identification No.)


                 201 TECHNOLOGY DRIVE, IRVINE, CALIFORNIA 92618
          (Address of principal executive offices, including zip code)


                                 (949) 450-5400
              (Registrant's telephone number, including area code)




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ITEM 5. OTHER EVENTS

         Based on information provided to KPMG LLP, the former principal accountants for the Company, KPMG LLP sent a letter to the Company's audit committee dated September 16, 2003 advising the audit committee that KPMG LLP's report dated February 19, 2002, except as to notes 1 and 15, which are as of March 25, 2002, on the Company's consolidated financial statements as of December 31, 2000, and for the years ended December 31, 2000 and 1999, can no longer be relied upon. A copy of KPMG LLP's September 16, 2003 letter to the Company's audit committee is attached hereto as Exhibit 99.1

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits.

         99.1 Letter from KPMG LLP to the Audit Committee of the Board of Directors of Endocare, Inc., dated September 16, 2003.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.




                                        ENDOCARE, INC.


                                        By: /s/ Katherine Greenberg
Date: September 18, 2003                    ------------------------------------
                                            Katherine Greenberg
                                            Chief Financial Officer


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                                  EXHIBIT INDEX



EXHIBIT NO.               DESCRIPTION
-----------               -----------

99.1 Letter from KPMG LLP to the Audit Committee of the Board of Directors of Endocare, Inc., dated September 16, 2003.